       As filed with the Securities and Exchange Commission on May 9, 1997
                                                     Registration No. 333-24115

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          AMENDMENT NO. 1 TO FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                               6162                          87-0418807
-------------------------------        ---------------------------        ----------------------
(State or other jurisdiction of       (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)        Classification Code Number)        Identification Number)

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                              103 Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19810
                                 (302) 478-6160
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                            ANTHONY J. SANTILLI, JR.
                  Chairman, President, Chief Executive Officer,
                 Chief Operating Officer, Treasurer and Director
                   American Business Financial Services, Inc.
                            Balapointe Office Center
                           111 Presidential Boulevard
                                    Suite 215
                              Bala Cynwyd, PA 19004
                                 (610) 668-2440
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                            JANE K. STORERO, ESQUIRE
                          Blank Rome Comisky & McCauley
                           1200 Four Penn Center Plaza
                        Philadelphia, Pennsylvania 19103
                                 (215) 569-5500

        Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If this Form is a post-effective registration statement filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434 please check the following box. [ ]
















        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 24.    Indemnification of Directors and Officers.

            The Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and the Bylaws (the "Bylaws") of ABFS provide for indemnification of its directors and officers to the full extent permitted by Delaware law. In the event that the Delaware General Corporation Law (the "Corporation Law") is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, the Certificate of Incorporation and Bylaws provide the personal liability of the directors and officers of ABFS shall be so eliminated or limited.

            Section 145 of the Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

            Section 145 of the Corporation Law provides that a company may pay the expenses incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Certificate of Incorporation and Bylaws of ABFS provide that ABFS shall pay such expenses.

            The Company has obtained insurance to cover the Company's directors and executive officers for liabilities which may be incurred in connection with the offer, sale and registration of the Common Stock.

Item 25.    Other Expenses of Issuance and Distribution.

            The following table sets forth the estimated expenses to be incurred in connection with the offering of the Investment Notes and the Money Market Investment Accounts, other than under writing discounts and commissions, which ABFS does not anticipate paying:

SEC Registration Fee*.............................................   $   37,879
NASD Filing Fee...................................................            0
Printing, Engraving and Mailing ..................................       30,000
Legal Fees and Expenses...........................................       40,000
Accounting Fees and Expenses......................................       15,000
Blue Sky Fees and Expenses........................................       10,000
Miscellaneous.....................................................    2,967,121
                                                                     -----------
        TOTAL.....................................................   $3,100,000
                                                                     ===========

_________________

* Exact; all other fees and expenses are estimates

Item 26.    Recent Sales of Unregistered Securities.

            On September 29, 1995, ABFS issued 225,012 shares of common stock to Anthony J. Santilli, President of ABFS, upon the exercise of stock options at a price of $2.67 per share.

            Exemption from registration for the issuance described above was claimed pursuant to Section 4(2) of the Securities Act, in reliance upon the fact that such sales did not involve a public offering. Therefore, such securities are subject to certain transfer restrictions.

Item 27.    Financial Statements and Exhibits

            The following documents were filed as part of this Registration Statement.

            (a)   Financial Statements:


            AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND SUBSIDIARIES

                  Reports of Independent Certified Public Accountants

                  Consolidated balance sheets as of June 30, 1996 and 1995
                      and March 31, 1997 (unaudited)

                  Consolidated statements of operations for the years ended
                      June 30, 1996, 1995 and 1994 and the nine months ended March 31, 1997 and 1996 (unaudited)

                  Consolidated statements of stockholders' equity for the years ended June 30, 1996, 1995 and 1994 and the nine months ended March 31, 1997 (unaudited)

                  Consolidated statements of cash flows for the years ended
                      June 30, 1996, 1995 and 1994 and the nine months ended March 31, 1997 and 1996 (unaudited)

                  Notes to Consolidated Financial Statements

            (b)   Exhibits:

Regulation S-B
Exhibit Number         Description
--------------         -----------
     3.1               Amended and Restated Certificate of Incorporation (Incorporated by
                       reference from Exhibit 3.1 of ABFS' Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 filed on September 27, 1996, File No.
                       0-22472  (the "1996 Form 10-KSB")).

     3.2               Bylaws of ABFS (Incorporated by reference from Exhibit 3.2 of the
                       Registration Statement on Form SB-2 filed December 27, 1996,
                       Registration Number 333-18919 (the "1997 Form SB-2")).

     4.1               Form of Unsecured Investment Note (Incorporated by reference from
                       Exhibit 4.1 of Amendment No. 1 to the Registration Statement on Form
                       SB-2 filed April 29, 1994, Registration Number 33-76390 (the "Form
                       SB-2")).

     4.2               Form of Unsecured Investment Note issued pursuant to Indenture with
                       First Trust, National Association, a national banking association.
                       (Incorporated by reference from Exhibit 4.5 of Amendment No. One to the Registration Statement on Form SB-2 filed on December 14, 1995,
                       Registration Number 33-98636 (the "1996 Form SB-2")).

     4.3               Form of Indenture by and between ABFS and First Trust, National
                       Association, a national banking association (Incorporated by reference from Exhibit 4.6 of the Registration Statement on Form SB-2 filed on
                       October 26, 1995, Registration Number 33-98636).

     4.4               Form of Indenture by and between ABFS and First Trust, National
                       Association, a national banking association.*

     4.5               Form of unsecured Investment Note.*

     5                 Opinion of Blank Rome Comisky & McCauley.

--------------------------------
*    Previously filed.

Regulation S-B
Exhibit Number         Description
--------------         -----------
    10.1               Loan and Security Agreement between Upland Mortgage and
                       BankAmerica Business Credit, Inc. dated May 23, 1996 (Incorporated by reference from the 1996 Form 10-KSB).

    10.2               Amended and Restated Stock Option Plan (Incorporated by reference from Exhibit 10.2 of the 1997 Form SB-2).

    10.3               Stock Option Award Agreement (Incorporated by reference from Exhibit
                       10.1 of the Registration Statement on Form S-11 filed on February 26,
                       1993, Registration No. 33-59042 (the "Form S-11")).

    10.4               Line of Credit Agreement by and between American Business Credit, Inc.
                       and Eagle National Bank (Incorporated by reference from Exhibit 10.4 of Amendment No. 1 to the Registration Statement on Form SB-2 filed on April 29, 1993, Registration No. 33-59042 (the "1993 Form SB-2")).

    10.5               Agreement dated April 12, 1993 between American Business Credit, Inc.
                       and Eagle National Bank (Incorporated by reference from Exhibit 10.5 of the 1993 Form SB-2).

    10.6               1995 Stock Option Plan for Non-Employee Directors (Incorporated by
                       reference from Exhibit 10.6 of the Amendment No. 1 to the 1997
                       Form SB-2 filed on February 4, 1997 Registration No. 333-18919
                       (the "Amendment No. 1 to the 1997 Form SB-2")).

    10.7               Form of Option Award Agreement for Non-Employee Directors Plan for
                       Formula Awards (Incorporated by reference from Exhibit 10.13 of the
                       1996 Form 10-KSB).

    10.8               Interim Warehouse and Security Agreement between Upland Mortgage and Prudential Securities Realty Funding Corporation dated April 25,
                       1996 (Incorporated by reference from Exhibit 10.14 of the 1996
                       Form 10- KSB).

    10.9               Lease dated January 7, 1994 by and between TWC Realty Fund IV
                       Pennsylvania Trust and ABFS (Incorporated by reference from
                       Exhibit 10.9 of the Registration Statement on Form SB-2 filed
                       March 15, 1994, File No. 33-76390).

                                      II-4

Regulation S-B
Exhibit Number         Description
--------------         -----------
    10.10              First Amendment to Agreement of Lease by and between TCW Realty
                       Fund IV Pennsylvania Trust and ABFS dated October 24, 1994.
                       (Incorporated by reference from Exhibit 10.9 of ABFS' Annual
                       Report on Form 10-KSB for the fiscal year ended June 30, 1995
                       (the "1995 Form 10-KSB")).

    10.11              Second Amendment to Agreement of Lease by and between TWC Realty
                       Fund IV Pennsylvania Trust and ABFS dated December 23, 1994
                       (Incorporated by reference from Exhibit 10.10 of the 1995
                       Form 10-KSB).

    10.12              Third Amendment to Lease between TWC Realty Fund IV Pennsylvania
                       Trust and ABFS dated July 25, 1995 (Incorporated by reference from
                       Exhibit 10.11 of the 1995 Form 10-KSB).

    10.13              Revolving Credit and Security Agreement dated August 12, 1994 between ABFS, American Business Credit, Inc.,  HomeAmerican Credit,
                       Inc. and Meridian Bank (Incorporated by reference from Exhibit 10.7 of the 1995 Form 10-KSB).

    10.14              Promissory Note of Anthony J. Santilli, Jr. and Stock Pledge Agreement
                       dated September 29, 1995 (Incorporated by reference from Exhibit 10.14 of the 1996 Form SB-2).

    10.15              Form of Employment Agreement with Anthony J. Santilli, Jr., Beverly
                       Santilli and Jeffrey M. Ruben (Incorporated by reference from Exhibit
                       10.15 of the Amendment No. 1 to the 1997 Form SB-2).

    10.16              Management Incentive Plan (Incorporated by reference from Exhibit
                       10.16 of the 1997 Form SB-2).

    10.17              Loan and Security Agreement dated December 12, 1996 between
                       American Business Credit, Inc. and Finova Capital Corporation
                       (Incorporated by reference from Exhibit 10.17 of the 1997 Form SB-2).

    10.18              Form of Option Award Agreement for Non-Employee Directors Plan for
                       Non-Formula Awards (Incorporated by reference from Exhibit 10.18 of the Amendment No. 1 to the 1997 Form SB-2).

    10.19              Form of Pooling and Servicing Agreement related to the Company's loan securitizations (Incorporated by reference from Exhibit 4.1 of ABFS'
                       Quarterly Report on Form 10-QSB for the quarter ended March 31, 1995
                       (the "March 31, 1995 Form 10-QSB")).

Regulation S-B
Exhibit Number         Description
--------------         -----------

    10.20              Form of Sales and Contribution Agreement related to the Company's loan securitizations (Incorporated by reference from Exhibit 4.1 of the
                       March 31, 1995 Form 10-QSB).

    10.21              Amendment to the Interim Warehouse and Security Agreement between
                       Upland Mortgage and Prudential Securities Realty Funding Corporation
                       dated ___________________.

    10.22              Fourth Amendment to Lease between TWC Realty Fund IV Pennsylvania
                       Trust and ABFS dated April 9, 1996.

    10.23              Fifth Amendment to Lease between TWC Realty Fund IV Pennsylvania
                       Trust and ABFS dated October 8, 1996.

    10.24              Sixth Amendment to Lease between TWC Realty Fund IV Pennsylvania
                       Trust and ABFS dated March 31, 1997.

    16                 Letter on Change in Certifying Accountant (Incorporated by reference from ABFS' Current Report on Form 8-K dated March 11, 1996,
                       File No. 0-22472).

    21                 Subsidiaries of the Company.

    23.1               Consent of Fishbein & Company, P.C.

    23.2               Consent of Blank Rome Comisky & McCauley (See Exhibit 5).

    23.3               Consent of BDO Seidman LLP.

    24.1               Power of attorney (included on signature page).

    25                 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 on Form T-1.*

    27                 Financial Data Schedule.

    99.1               Form of Prospectus Supplement.

    99.2               Advertising Materials.

_________________

*    Previously filed.

            Exhibit numbers correspond to the exhibits required by Item 601 of Regulation S-B for a Registration Statement on Form SB-2.

Item 28.      Undertakings.

            (a)   As to Rule 415.

                  The small business issuer will:

                  (1) File, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to:

                       (i) Include any prospectus required by Section 10(a)(3) of the Securities Act;

                       (ii) Reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the registration statement; and

                       (iii) Include any additional or changed material
                             information on the plan of distribution.

                  (2) For determining liability under the Securities Act, treat each post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time to be the initial bona fide offering.

                  (3) File a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

            (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the small business issuer of expenses incurred or paid by a director, officer or controlling person of the small business issuer in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the small business issuer will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            (c)   The small business issuer hereby will:

                  (1) For determining any liability under the Securities Act, treat the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the small business issuer under Rule 424(b)(1), or (4) or 497(h) under the Securities Act as part of this registration statement as of the time the Commission declared it effective.

                  (2) For determining any liability under the Securities Act, treat each post-effective amendment that contains a form of prospectus as a new registration statement for the securities offered in the registration statement, and that offering of the securities at that time as the initial bona fide offering of those securities.

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, the City of Philadelphia, Commonwealth of Pennsylvania on May 9, 1997.

                        AMERICAN BUSINESS FINANCIAL SERVICES, INC.


Date:   May 9, 1997     By:/S/ ANTHONY J. SANTILLI, JR.
        -----------            -----------------------------------
                               Anthony J. Santilli, Jr., Chairman, President,
                               Chief Executive Officer, Chief Operating Officer,
                               Treasurer and Director (Duly Authorized Officer)


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. Santilli, his true and lawful attorney-in-fact and agent with full power of substitution or resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.

        Signature                                 Capacity                          Date
----------------------------    ---------------------------------------------    -----------
/S/ ANTHONY J. SANTILLI, JR.    Chairman, President, Chief Executive Officer,    May 9, 1997
----------------------------    Chief Operating Officer, Treasurer and           -----------
Anthony J. Santilli, Jr.        Director (Principal Executive and Operating
                                Officer)

/S/ DAVID M. LEVIN              Senior Vice President-Finance and Chief          May 9, 1997
----------------------------    Financial Officer (Principal Financial and       -----------
David M. Levin                  Accounting Officer)

/S/ LEONARD BECKER              Director                                         May 9, 1997
----------------------------                                                     -----------
Leonard Becker

/S/ RICHARD KAUFMAN             Director                                         May 9, 1997
----------------------------                                                     -----------
Richard Kaufman

/s/ MICHAEL DELUCA              Director                                         May 9, 1997
----------------------------                                                     -----------
Michael DeLuca

/S/ HAROLD SUSSMAN              Director                                         May 9, 1997
----------------------------                                                     ------------
Harold Sussman

                                  EXHIBIT INDEX

S-B Exhibit Numbers    Description
-------------------    -----------

     4.4               Form of Indenture*

     4.5               Form of Investment Note*

     5                 Opinion of Blank Rome Comisky & McCauley

    10.21 Amendment to the Interim Warehouse and Security Agreement between Upland Mortgage and Prudential Securities Realty Funding Corporation dated _________________

    10.22 Fourth Amendment to Lease between TWC Realty Fund IV Pennsylvania Trust and ABFS dated April 9, 1996

    10.23 Fifth Amendment to Lease between TWC Realty Fund IV Pennsylvania Trust and ABFS dated October 8, 1996

    10.24 Sixth Amendment to Lease between TWC Realty Fund IV Pennsylvania Trust and ABFS dated March 31, 1997

     21                 Subsidiaries of the Company

    23.1               Consent of Fishbein & Company, P.C.

    23.2               Consent of Blank Rome Comisky & McCauley (See Exhibit 5)

    23.3               Consent of BDO Seidman LLP

    24.1               Power of Attorney (included on signature page)

    25 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 on Form T-1*

    27                 Financial Data Schedule

    99.1               Form of Prospectus Supplement

    99.2               Advertising Materials

________________
*  Previously filed.